U.S. SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.


                                 FORM 8-K / A
                                  AMENDMENT 2

                                CURRENT REPORT





                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                August 23, 2004
               ------------------------------------------------
               Date of Report (date of earliest event reported)




                             PEOPLESWAY.COM, INC.
             -----------------------------------------------------
             Exact Name of Registrant as Specified in its Charter




          Nevada                000-28657                87-0374559
---------------------------   ---------------       ----------------------
State or Other Jurisdiction    Commission File          IRS Employer
 of Incorporation              Number                Identification Number



            2969 Interstate Street, Charlotte, North Carolina 28208
        ---------------------------------------------------------------
           Address of Principal Executive Office, Including Zip Code


                                (704) 393-7591
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code


        			    N/A
	  -----------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report



ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      (a)On July 19, 2004, Perrella & Associates, P.A., auditors for Peoplesway.com, Inc. ("Registrant") resigned.

      (b)Perrella & Associates, P.A.'s reports on the Registrant's financial statements the fiscal years ended March 31, 2002 and March 31, 2003, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit report for fiscal year end March 31, 2003 contained a going concern qualification because of Perrella & Associates doubt about the ability to continue as a going concern, based on our recurring loss from operations, current liabilities exceed current assets and cash flow from operating activities are negative. In connection with the prior audits for the fiscal years ended March 31, 2002 and March 31, 2003 there have been no disagreements with Perrella & Associates, P.A. on any matter of accounting principles or practices,financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Perrella & Associates, P.A. would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

      (c)The Registrant's Board of Directors has made the decision to engage another auditor. The Registrant does not have an audit committee.

      (d)On or about July 20, 2004, the Registrant engaged Killman, Murrell & Company, PC as its independent auditors.

      (e)The decision to engage the new accounting firm was recommended and approved by the Registrant's Board of Directors.

      (f)Prior to making the decision to retain Killman, Murrell & Company, PC, the Registrant has had no prior relationship with Killman, Murrell & Company, PC or any of its members.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   EXHIBITS.

            Exhibit 24.1A  Letter from Perrella & Associates, PA *
            Exhibit 24.2   Letter from Killman, Murrell & Company, PC *

            * Previously Filed

            SIGNATURE
	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             PEOPLESWAY.COM, INC.


Dated: August 23, 2004        By: /s/ E. M. Johnston
                                     -----------------------------
                                     E. M. Johnston
                                     Chief Executive Officer

                              By: /s/ Matt Monroe
                                    _____________________

                                     Matt Monroe
                                     President